UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2013 (April 9, 2013)

Unique Underwriters, Inc.

(Exact Name of Registrant as Specified in Charter)

Texas	333-172850	27-0631947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13601 Preston Road, Suite 317 East Tower, Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 281-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 9, 2013, the Company executed a Revolving Line of Credit Agreement with its President & CEO, Samuel Wolfe (“WOLFE”), wherein WOLFE established a revolving line of credit (the “CREDIT LINE”) for the Company in the principal amount of up to $57,900.00/month during the calendar year. The CREDIT LINE shall be used by the Company for the limited purpose of paying for the cost of mailings and postage for sending out direct mail to prospective buyers of insurance. If WOLFE agrees to fund at least $23,000/month to the Company, then in that event, the Company shall pay WOLFE a fee in an amount equal to six percent (6%) interest per annum on all monies advanced pursuant to the CREDIT LINE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNIQUE UNDERWRITERS, INC.

Date: April 10, 2013	By:	/s/ Samuel Wolfe
Name: Samuel Wolfe
Title: Chief Executive Officer